APPENDIX A

LENDERS

As of August 16, 2017

WELLS FARGO FUNDS TRUST
WELLS FARGO MASTER TRUST
WELLS FARGO VARIABLE TRUST
WELLS FARGO INCOME OPPORTUNITIES FUND
WELLS FARGO MULTI-SECTOR INCOME FUND
WELLS FARGO UTILITIES AND HIGH INCOME FUND

Wells Fargo Funds Trust
Asia Pacific Fund
Asset Allocation Fund
Capital Growth Fund
C&B Mid Cap Value Fund
Common Stock Fund
Conservative Income Fund
Core Plus Bond Fund
Disciplined U.S. Core Fund
Discovery Fund
Diversified Capital Builder Fund
Diversified Income Builder Fund
Diversified International Fund
Emerging Markets Bond Fund
Emerging Markets Equity Fund
Endeavor Select Fund
Enterprise Fund
Factor Enhanced Emerging Markets Fund
Factor Enhanced International Fund
Factor Enhanced Large Cap Fund
Factor Enhanced Small Cap Fund
Global Small Cap Fund
Growth Fund
High Yield Bond Fund
High Yield Corporate Bond Fund
High Yield Municipal Bond Fund
International Bond Fund
International Equity Fund
International Government Bond Fund1
Intrinsic Value Fund
Intrinsic World Equity Fund
Large Cap Core Fund
Large Cap Growth Fund
Large Company Value Fund
Low Volatility U.S. Equity Fund
Mid Cap Disciplined Fund
Omega Growth Fund
Opportunity Fund
Precious Metals Fund
Premier Large Company Growth Fund
Short-Term Bond Fund
Short-Term High Yield Bond Fund
Small Cap Disciplined Fund
Small Cap Core Fund
Small Cap Opportunities Fund
Special Small Cap Value Fund
Specialized Technology Fund
Strategic Income Fund
Traditional Small Cap Growth Fund
Ultra Short-Term Income Fund
U.S. Core Bond Fund
Utility and Telecommunications Fund

Wells Fargo Master Trust
Bloomberg Barclays US Aggregate ex-Corporate Portfolio
C&B Large Cap Value Portfolio
Core Bond Portfolio
Diversified Large Cap Growth Portfolio
Emerging Growth Portfolio
Emerging Markets Bond Portfolio
Factor Enhanced Emerging Markets Portfolio
Factor Enhanced International Portfolio
Factor Enhanced Large Cap Portfolio
Factor Enhanced Small Cap Portfolio
High Yield Corporate Bond Portfolio
Index Portfolio

International Government Bond Portfolio
International Growth Portfolio
International Value Portfolio
Investment Grade Corporate Bond Portfolio
Managed Fixed Income Portfolio
Small Company Growth Portfolio
Small Company Value Portfolio
Stable Income Portfolio
Strategic Retirement Bond Portfolio
U.S. REIT Portfolio

Wells Fargo Variable Trust
VT Discovery Fund
VT Index Asset Allocation Fund
VT International Equity Fund
VT Omega Growth Fund
VT Opportunity Fund
VT Small Cap Growth Fund

Wells Fargo Income Opportunities Fund
Wells Fargo Multi-Sector Income Fund
Wells Fargo Utilities and High Income Fund

  On August 16, 2017 the Board of Trustees of Wells Fargo Funds Trust approved the establishment of the International Government Bond Fund, effective on or about November 1, 2017.